Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement, dated as of May 29, 2009 (this “Agreement”) is entered into by and among Angiotech Pharmaceuticals, Inc., corporation organized under the laws of the Province of British Columbia, Canada (“Parent”), each of Parent’s Subsidiaries identified on the signature pages hereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and collectively as the “Borrowers”), Wells Fargo Foothill, LLC, a Delaware limited liability company (“Foothill”), as administrative agent for the Lenders (in such capacity, the “Agent”) and the lenders named on the signature pages hereto (the “Lenders”).

WHEREAS, Parent, the Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of February 27, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Agreement and not defined herein shall have the applicable meanings given to such terms in the Credit Agreement); and

WHEREAS, the Parent, the Borrowers, Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, the Credit Agreement is amended in the following respects:

(a) Section 2.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Notwithstanding the foregoing, the Lenders with Term Loan Commitments shall have no obligation to make any Term Loan at any time on or after the First Amendment Effective Date.”

(b) Section 2.4(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) Term Loan Commitments. The Term Loan Commitments shall terminate on the First Amendment Effective Date.”

(c) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.11 Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that (other than (a) an aggregate amount of not more than $100,000 at any one time, in the case of Parent and its

Subsidiaries (other than those that are CFCs), (b) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Parent’s or its Subsidiaries’ employees, (c) an aggregate amount of not more than $12,000,000 at any one time (in each case, calculated at current exchange rates), in the case of Subsidiaries of Parent that are CFCs and (d) cash deposited in a Deposit Account at Credit Suisse Securities (USA) LLC for the sole purpose of repurchasing Senior Notes in accordance with clause (l) of the definition of Permitted Investments, provided that (i) such cash shall be used to purchase Senior Notes or returned to a Deposit Account subject to a Control Agreement within three Business Days of deposit and (ii) for the avoidance of doubt, the Borrowers shall have cash and Cash Equivalents of at least $40,000,000 at all times while such cash is deposited in such Deposit Account) Parent and its Subsidiaries shall not have Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Parent or its Subsidiary, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent’s Liens in such Permitted Investments. Subject to the foregoing proviso, Parent shall not and shall not permit its Subsidiaries to establish or maintain any Deposit Account or Securities Account unless Agent shall have received a Control Agreement in respect of such Deposit Account or Securities Account.”

(d) The definition of “Availability Block” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Availability Block’ means (a) prior to the First Amendment Effective Date, $2,500,000 and (b) from and after the First Amendment Effective Date, $0.”

(e) The definition of “Permitted Investments” in Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (j) thereof, (ii) deleting the period at the end of clause (k) thereof and substituting a comma in lieu thereof and (iii) adding the following new clauses (l) and (m) thereto to read as follows:

“(l) purchases of the Senior Notes so long as (i) Borrowers shall have cash and Cash Equivalents of at least $40,000,000 both before and after giving effect thereto (including, without limitation, during the period when cash is deposited in the Deposit Account described in Section 6.11(d)), (ii) Borrowers shall not have any outstanding Advances during the 30 day period immediately before and the 30 day period immediately after giving effect thereto, (iii) Agent shall be satisfied that no trade payables of Parent or any of its Subsidiaries are aged in excess of historical levels and no book overdrafts of Parent or any of its Subsidiaries are aged in excess of historical levels immediately prior to giving effect thereto, (iv) no Default or Event of Default shall have occurred and be continuing either before or after giving effect thereto, (v) Parent shall have provided Agent with a written certificate, supported by detailed calculations, that on a pro forma basis, Parent and its Subsidiaries are projected to have (A) no outstanding Advances at any time during the 12 month period immediately after giving effect thereto and (B) no Defaults or Events of Default existing at any time during the 12 month period immediately after giving effect thereto, and (vi) any purchased Senior Notes shall be cancelled within 1 Business Day of the purchase thereof by Parent or its Subsidiaries, and

(m) one or more loans by Parent to Haemacure Corporation in an aggregate principal amount not to exceed $3,500,000, so long as (i) no Default or Event of Default shall have occurred and be continuing either before or after giving effect thereto, (ii) such loans are evidenced by a promissory note issued by Haemacure Corporation to Parent, which promissory note (and any warrant, guaranty or other security document) shall have been pledged by Parent to Agent, and the original of such promissory note (and any warrant, guaranty or other security document), together with a note power in favor of Agent which is in form and substance reasonably satisfactory to Agent, shall have been delivered by Parent to Agent, in each case, in accordance with the terms of the Security Agreement, and (iii) in the event that the Indebtedness evidenced by such loans is converted to capital Stock in Haemacure Corporation (or any of its Affiliates), such capital Stock shall be pledged to Agent in accordance with the terms of this Agreement and the Security Agreement.”

(f) The following new definitions are hereby added to Schedule 1.1 to the Credit Agreement in appropriate alphabetical order:

“‘First Amendment’ means the First Amendment to Credit Agreement, dated as of May 29, 2009, by and among Parent, Borrowers, Agent and Lenders.”

“‘First Amendment Effective Date’ has the meaning assigned to the term ‘Amendment Effective Date’ in the First Amendment.”

(g) Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Agreement.

(h) Schedule P-2 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B to this Agreement.

2. Conditions to Effectiveness. This Agreement shall become effective (the “Amendment Effective Date”) when all of the following conditions have been satisfied:

(a) Agent shall have received a copy of this Agreement duly executed by Parent, the Borrowers and the Lenders;

(b) Agent shall have received a copy of the Consent and Affirmation set forth as Exhibit C to this Agreement duly executed by the Guarantors;

(c) as of the Amendment Effective Date, the representations and warranties of Parent and the Borrowers herein, in Section 4 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Agreement on and as of the Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Agreement becoming effective in accordance with its terms;

(d) the Borrowers shall have paid to Agent a fully earned and nonrefundable amendment fee equal to $50,000;

(e) the Borrowers shall have paid all Lender Group Expenses incurred in connection with (i) the preparation, execution and delivery of this Agreement and (ii) the transactions evidenced hereby and by the other Loan Documents, and the Borrowers shall have paid all fees due and payable pursuant to this Agreement and the other Loan Documents; and

(f) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

3. Representations and Warranties. Parent and each of the Borrowers represents and warrants as follows:

(a) As to each such Person, the execution, delivery and performance by such Person of this Agreement, and the performance by such Person of the Credit Agreement as amended hereby, have been duly authorized by all necessary action on the part of such Person, and such Person has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and by the Credit Agreement as amended hereby.

(b) This Agreement, and the Credit Agreement as amended hereby, is the legally, valid and binding obligations of each such Person, enforceable against each such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Agreement on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date, or would result from this Agreement becoming effective in accordance with its terms.

4. Release. Parent and each of the Borrowers may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents. Agent, the Lenders, Parent and the Borrowers desire to resolve each and every one of such Claims in conjunction with the execution of this Agreement and thus Parent and each of the Borrowers makes the releases contained in this Section 4. In consideration of Agent and the Lenders entering into this Agreement, Parent and each of the Borrowers hereby fully and unconditionally releases and forever discharges each of Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, Affiliates, attorneys, agents and representatives, (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, up to and including the date on which this Agreement is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which Parent or any Borrower has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Agreement is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Agreement is executed, regarding or relating to the Credit Agreement, any of the Loan Documents, the Advances or any of the other Obligations, including administration or enforcement thereof (collectively, the “Claims”). Parent and each of the Borrowers represents and warrants that it has no knowledge of any Claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a Claim by Parent or any of the Borrowers against the Released Parties which is not released hereby. Parent and each of the Borrowers represents and warrants that the foregoing constitutes a full and complete release of all Claims.

5. Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement. To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.

(b) Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(c) Headings. Headings and numbers have been set forth herein for convenience only.

(d) Amendment as Loan Document. The Borrowers each hereby acknowledge and agree that this Agreement constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by Parent or any Borrower under or in connection with this Agreement shall have been not true and correct in all material respects when made, or (ii) Parent or any Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement.

(e) Governing Law. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) Waiver of Jury Trial. PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

ANGIOTECH PHARMACEUTICALS, INC., as Parent

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	Chief Financial Officer

AFMEDICA, INC., as a Borrower

By:	/s/ Jay Dent
Name:	Jay Dent
Title:	Treasurer

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	President and Treasurer

ANGIOTECH AMERICA, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	Chief Financial Officer

ANGIOTECH BIOCOATINGS CORP., as a Borrower

By:	/s/ Jay Dent
Name:	Jay Dent
Title:	Treasurer

ANGIOTECH CAPITAL, LLC, as a Borrower

By:	/s/ David D. McMasters
Name:	David D. McMasters
Title:	Manager

ANGIOTECH PHARMACEUTICALS (US), INC., as a Borrower

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	Chief Financial Officer

B.G. SULZLE, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	President and Treasurer

CRIMSON CARDINAL CAPITAL, LLC, as a Borrower

By:	/s/ David D. McMasters
Name:	David D. McMasters
Title:	Manager

MANAN MEDICAL PRODUCTS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	President and Treasurer

MEDICAL DEVICE TECHNOLOGIES, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	President and Treasurer

NEUCOLL, INC., as a Borrower

By:	/s/ Jay Dent
Name:	Jay Dent
Title:	Treasurer

QUILL MEDICAL, INC., as a Borrower

By:	/s/ Jay Dent
Name:	Jay Dent
Title:	Treasurer

SURGICAL SPECIALTIES CORPORATION, as a Borrower

By:	/s/ K. Thomas Bailey
Name:	K. Thomas Bailey
Title:	President and Treasurer

WELLS FARGO FOOTHILL, LLC, as Agent and as a Lender

By:	/s/ Dennis Rebman
Title:	Vice President